UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 6, 2020 (August 1, 2020)

TUCOWS INC.
(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

96 Mowat Avenue, Toronto, Ontario, Canada	M6K 3M1
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (416) 535-0123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TCX	NASDAQ

Item 1.01      Entry into a Material Definitive Agreement.

On August 1, 2020, Tucows Inc., a Pennsylvania corporation (the “Company”), entered into, and consummated the transaction contemplated by, an Asset Purchase Agreement (the “Purchase Agreement”), by and between the Company and DISH Wireless L.L.C., a Colorado limited liability company (the “Buyer”). Under the Purchase Agreement and in accordance with the terms and conditions set forth therein, the Company sold to the Buyer the Company’s and its subsidiaries’ mobile customer accounts that are marketed and sold under the Ting brand (other than certain customer accounts associated with a third party) together with accounts receivables, mobile handset and SIM card inventory and certain intellectual property related thereto (collectively, the “Ting Asset Disposition”). The Purchase Agreement also sets forth certain rights and obligations with respect to intellectual property matters, including the right to use and purchase the name "Ting" and its associated domain name.

The Buyer and the Company will settle the working capital associated with the transferred assets and, upon such settlement, the Buyer will pay to the Company an amount in cash that is generally equal to (i) the accounts receivable related to the transferred assets plus (ii) the value of the transferred inventory minus (iii) the accounts payable and accrued liabilities received related to the transferred assets, as further set forth in the Purchase Agreement. In addition, for a period of 10 years, the Buyer will pay a monthly fee to the Company generally equal to an amount of net revenue received by the Buyer in connection with the transferred customer accounts minus certain fees and expenses, as further set forth in the Purchase Agreement. The aggregate purchase price for the transferred assets is the working capital payment, the 10-year payment stream and the Buyer’s assumption of certain liabilities related to the transferred assets.

The Purchase Agreement contains customary representations, warranties and covenants. Both the Company and the Buyer have agreed to indemnify the other for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to limitations set forth in the Purchase Agreement. Contemporaneously with the execution of the Purchase Agreement on August 1, 2020, the Company and Ting, Inc., a Delaware corporation and wholly owned indirect subsidiary of the Company (“Ting”) entered into a services agreement under which Ting will act as a mobile services enabler ("MSE Agreement") with an affiliate of the Buyer in support of the Buyer’s mobile network operations. The term of the MSE agreement is four years with an automatic one-year extension upon achievement of certain milestones.  The MSE Agreement contains customary representations, warranties and covenants.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for the purposes of the Purchase Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase Agreement and information regarding the subject matter thereof may change after the date of the Purchase Agreement. The description of the Purchase Agreement contained herein is not complete and is qualified in its entirety by the actual terms of such agreement. Accordingly, the Purchase Agreement, a copy of which will be attached as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 will provide investors with information regarding its terms but is not intended to provide investors with any other factual information regarding the Company or the Buyer, or their respective businesses as of the date of the Purchase Agreement or as of any other date.

Item 2.01     Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 relating to the Ting Asset Disposition is incorporated herein by reference.

Item 7.01      Regulation FD Disclosure.

On August 3, 2020, the Company issued a press release regarding the completion of the Ting Asset Disposition and MSE Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K and in any exhibits furnished or filed herewith that relate to the Company’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “likely,” “could,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “estimate,” “intend” or “anticipate” or the negative thereof, and may include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding expected timing, completion, costs, effects, plans, objectives, expectations or consequences of the Ting Asset Disposition and the MSE Agreement, and statements about the future performance, operations, products and services of the Company, including future financial and operating results and expectations for sales growth. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated, including uncertainties regarding the completion of and proceeds from the Ting Asset Disposition and the MSE Agreement, uncertainties relating to the Company’s future costs, and other risks and uncertainties detailed in the Company’s filings with the Securities and Exchange Commission, including under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and as updated under “Item 1A. Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. All forward-looking statements speak only as of the date hereof and are based on current information, expectations and estimates and involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results and events to vary materially from what is expressed in or indicated by the forward-looking statements. In such an event, the Company’s business, financial condition, results of operations or liquidity could be materially adversely affected and investors in the Company’s securities could lose part or all of their investments. Readers are strongly urged to read the full cautionary statements contained in those materials. The Company assumes no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.  Financial Statements and Exhibits.

(a)        Not Applicable.

(b)        Not Applicable.

(c)        Not Applicable.

(d)        Exhibits.

Exhibit No.	Exhibit Title

99.1	Press Release of Tucows Inc., dated August 3, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020	TUCOWS INC.

By:	/s/ Davinder Singh
Name:	Davinder Singh
Title:	Chief Financial Officer

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